CONSENT TO BE NAMED AS AN EXPERT



           We hereby consent to the use of our name as Regulatory Counsel of Star Multi Care Services, Inc. ("Registrant") under the caption "Risk Factors-Audits" of the joint Proxy Statement-Prospective constituting part of this Registration Statement on Form S-4.


Dated:     July 25, 1997                               Broad and Cassel


                                                       By:  /s/ Martin R. Press
                                                          ---------------------
                                                           Martin R. Press